EXHIBIT 10.5

EXECUTION COPY

SECOND LIEN

PLEDGE AND SECURITY AGREEMENT

Dated as of June 29, 2005

among

KNOLOGY, INC.

as a Grantor

and

Each Other Grantor

From Time to Time Party Hereto

and

CREDIT SUISSE,

CAYMAN ISLANDS BRANCH,

as Collateral Agent

WEIL, GOTSHAL & MANGES LLP

767 FIFTH AVENUE

NEW YORK, NEW YORK 10153-0119

i

TABLE OF CONTENTS

(continued)

ii

TABLE OF CONTENTS

(continued)

ANNEXES AND SCHEDULES

Annex 1	Form of Deposit Account Control Agreement
Annex 2	Form of Securities Account Control Agreement
Annex 3	Form of Pledge Amendment
Annex 4	Form of Joinder Agreement
Annex 5	Form of Short Form Intellectual Property Security Agreement

Schedule 1	Jurisdiction of Organization; Principal Executive Office
Schedule 2	Pledged Collateral
Schedule 3	Filings
Schedule 4	Location of Inventory and Equipment
Schedule 5	Intellectual Property
Schedule 6	Bank Accounts; Control Accounts
Schedule 7	Commercial Tort Claims

iii

2ND LIEN PLEDGE AND SECURITY AGREEMENT

KNOLOGY, INC.

PLEDGE AND SECURITY AGREEMENT, dated as of June 29, 2005, by KNOLOGY, INC., a Delaware corporation (the “Borrower”) and each of the other entities listed on the signature pages hereof or that becomes a party hereto pursuant to Section 7.10 (Additional Grantors) (each a “Grantor” and, collectively with the Borrower, the “Grantors”), in favor of CREDIT SUISSE, acting through one or more of its branches (“CSFB”), as agent (in such capacity, the “Collateral Agent”) for the Secured Parties (as defined in the Credit Agreement referred to below).

W I T N E S S E T H:

WHEREAS, pursuant to the Second Lien Credit Agreement, dated as of June 29, 2005 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, the Lenders and CSFB, as Administrative Agent and Collateral Agent for the Lenders, the Lenders have severally agreed to make extensions of credit to the Borrower upon the terms and subject to the conditions set forth therein;

WHEREAS, contemporaneously herewith, the Borrower shall enter into a First Lien Credit Agreement, dated the date hereof (the “First Lien Credit Agreement”), among the Borrower, the lenders from time to time party thereto and Credit Suisse, acting through one or more of its branches, as administrative agent and collateral agent;

WHEREAS, contemporaneously herewith, Credit Suisse, acting through one or more of its branches, in its capacity as collateral agent for the obligations under the First Lien Credit Agreement, and Credit Suisse, acting through one or more of its branches, in its capacity as collateral agent for the obligations under the Credit Agreement, shall enter into an Intercreditor Agreement, dated as of the date hereof (the “Intercreditor Agreement”);

WHEREAS, the Grantors other than the Borrower are party to the Second Lien Guaranty pursuant to which they have guaranteed the Obligations (as defined in the Credit Agreement); and

WHEREAS, it is a condition precedent to the obligation of the Lenders to make their respective extensions of credit to the Borrower under the Credit Agreement that the Grantors shall have executed and delivered this Agreement to the Collateral Agent;

NOW, THEREFORE, in consideration of the premises and to induce the Lenders and the Collateral Agent to enter into the Credit Agreement and to induce the Lenders to make their respective extensions of credit to the Borrower thereunder, each Grantor hereby agrees with the Collateral Agent as follows:

ARTICLE I DEFINED TERMS

Section 1.1 Definitions

(a) Unless otherwise defined herein, terms defined in the Credit Agreement and used herein have the meanings given to them in the Credit Agreement.

PLEDGE AND SECURITY AGREEMENT

KNOLOGY, INC.

(b) Terms used herein without definition that are defined in the UCC have the meanings given to them in the UCC, including the following terms (which are capitalized herein):

“Account Debtor”

“Account”

“Certificated Security”

“Chattel Paper”

“Commercial Tort Claim”

“Commodity Account”

“Control Account”

“Deposit Account”

“Documents”

“Entitlement Holder”

“Entitlement Order”

“Equipment”

“Financial Asset”

“General Intangible”

“Goods”

“Instruments”

“Inventory”

“Investment Property”

“Letter of Credit Right”

“Proceeds”

“Securities Account”

“Securities Intermediary”

“Security”

“Security Entitlement”

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(c) The following terms shall have the following meanings:

“Additional Pledged Collateral” means any Pledged Collateral acquired by any Grantor after the date hereof and in which a security interest is granted pursuant to Section 2.2 (Grant of Security Interest in Collateral), including, to the extent a security interest is granted therein pursuant to Section 2.2 (Grant of Security Interest in Collateral), (i) all Stock and Stock Equivalents of any Person that are acquired by any Grantor after the date hereof, together with all certificates, instruments or other documents representing any of the foregoing and all Security Entitlements of any Grantor in respect of any of the foregoing, (ii) all additional Indebtedness from time to time owed to any Grantor by any obligor on the Pledged Debt Instruments and the Instruments evidencing such Indebtedness and (iii) all interest, cash, Instruments and other property or Proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any of the foregoing. “Additional Pledged Collateral” may be General Intangibles, Instruments or Investment Property.

“Agreement” means this Pledge and Security Agreement.

“Collateral” has the meaning specified in Section 2.1 (Collateral).

“Collateral Agent” has the meaning specified in the preamble to this Agreement.

“Copyright Licenses” means any written agreement naming any Grantor as licensor or licensee granting any right under any Copyright, including the grant of any right to copy, publicly perform, create derivative works, manufacture, distribute, exploit or sell materials derived from any Copyright.

“Copyrights” means (a) all copyrights arising under the laws of the United States, any other country or any political subdivision thereof, whether registered or unregistered and whether published or unpublished, all registrations and recordings thereof and all applications in connection therewith, including all registrations, recordings and applications in the United States Copyright Office or in any foreign counterparts thereof, and (b) the right to obtain all renewals thereof.

“Deposit Account Control Agreement” means a letter agreement, substantially in the form of Annex 1 (Form of Deposit Account Control Agreement) (with such changes as may be agreed to by the Collateral Agent), executed by the Grantor, the Collateral Agent and the relevant financial institution.

“Excluded Equity” means any Voting Stock in excess of 66% of the total outstanding Voting Stock of any direct Subsidiary of any Grantor that is a Non-U.S. Person. For the purposes of this definition, “Voting Stock” means, as to any issuer, the issued and outstanding shares of each class of capital stock or other ownership interests of such issuer entitled to vote (within the meaning of Treasury Regulations § 1.956-2(c)(2)).

“Excluded Property” means, collectively, (a) Excluded Equity, (b) any permit, lease, license, contract, instrument or other agreement held by any Grantor that prohibits or requires the consent of any Person other than the Borrower and its Affiliates as a condition to the creation by such Grantor of a Lien thereon, or any permit, lease, license contract or other agreement held by any Grantor (including any Communications License, CATV Franchise or PUC Authorization) to the extent that any Requirement of Law applicable thereto prohibits the

PLEDGE AND SECURITY AGREEMENT

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creation of a Lien thereon, but only, in each case, to the extent, and for so long as, such prohibition is not terminated or rendered unenforceable or otherwise deemed ineffective by the UCC or any other Requirement of Law and (c) Equipment owned by any Grantor that is subject to a purchase money Lien or a Capital Lease if the contract or other agreement in which such Lien is granted (or in the documentation providing for such Capital Lease) prohibits or requires the consent of any Person other than the Borrower and its Affiliates as a condition to the creation of any other Lien on such Equipment; provided, however, “Excluded Property” shall not include any Proceeds, substitutions or replacements of Excluded Property (unless such Proceeds, substitutions or replacements would constitute Excluded Property).

“Intellectual Property” means, collectively, all rights, priorities and privileges of any Grantor relating to intellectual property, whether arising under United States, multinational or foreign laws or otherwise, including Copyrights, Copyright Licenses, Patents, Patent Licenses, Trademarks, Trademark Licenses, trade secrets and Internet domain names, and all rights to sue at law or in equity for any infringement or other impairment thereof, including the right to receive all proceeds and damages therefrom.

“Intercompany Note” means any promissory note evidencing loans made by any Grantor or any of its Subsidiaries to any of its Subsidiaries or another Grantor or to any Subsidiary of the Borrower.

“LLC” means each limited liability company in which a Grantor has an interest, including those set forth on Schedule 2 (Pledged Collateral).

“LLC Agreement” means each operating agreement with respect to a LLC, as each agreement has heretofore been, and may hereafter be, amended, restated, supplemented or otherwise modified from time to time.

“Material Intellectual Property” means Intellectual Property owned by or licensed to a Grantor and material to the conduct of any Grantor’s business.

“Partnership” means each partnership in which a Grantor has an interest, including those set forth on Schedule 2 (Pledged Collateral).

“Partnership Agreement” means each partnership agreement governing a Partnership, as each such agreement has heretofore been, and may hereafter be, amended, restated, supplemented or otherwise modified.

“Patents” means (a) all letters patent of the United States, any other country or any political subdivision thereof and all reissues and extensions thereof, (b) all applications for letters patent of the United States or any other country and all divisionals, continuations and continuations-in-part thereof and (c) all rights to obtain any reissues, continuations or continuations-in-part of the foregoing.

“Patent License” means all agreements, whether written or oral, providing for the grant by or to any Grantor of any right to manufacture, have manufactured, use, import, sell or offer for sale any invention covered in whole or in part by a Patent.

“Pledged Certificated Stock” means all Certificated Securities and any other Stock and Stock Equivalent of a Person evidenced by a certificate, Instrument or other equivalent document, in each case owned by any Grantor, including all Stock listed on Schedule 2 (Pledged Collateral).

PLEDGE AND SECURITY AGREEMENT

KNOLOGY, INC.

“Pledged Collateral” means, collectively, the Pledged Stock, Pledged Debt Instruments, any other Investment Property of any Grantor, all chattel paper, certificates or other Instruments representing any of the foregoing and all Security Entitlements of any Grantor in respect of any of the foregoing. Pledged Collateral may be General Intangibles, Instruments or Investment Property.

“Pledged Debt Instruments” means all right, title and interest of any Grantor in Instruments evidencing any Indebtedness owed to such Grantor, including all Indebtedness described on Schedule 2 (Pledged Collateral), issued by the obligors named therein.

“Pledged Stock” means all Pledged Certificated Stock and all Pledged Uncertificated Stock. For purposes of this Agreement, the term “Pledged Stock” shall not include any Excluded Equity.

“Pledged Uncertificated Stock” means any Stock or Stock Equivalent of any Person that is not a Pledged Certificated Stock, including all right, title and interest of any Grantor as a limited or general partner in any Partnership or as a member of any LLC and all right, title and interest of any Grantor in, to and under any Partnership Agreement or LLC Agreement to which it is a party.

“Securities Account Control Agreement” means a letter agreement, substantially in the form of Annex 2 (Form of Securities Account Control Agreement) (with such changes as may be agreed to by the Collateral Agent), executed by the relevant Grantor, the Collateral Agent and the relevant Approved Securities Intermediary.

“Securities Act” means the Securities Act of 1933, as amended.

“Trademark License” means any agreement, whether written or oral, providing for the grant by or to any Grantor of any right to use any Trademark.

“Trademarks” means (a) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos and other source or business identifiers, and, in each case, all goodwill associated therewith, whether now existing or hereafter adopted or acquired, all registrations and recordings thereof and all applications in connection therewith, in each case whether in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, or otherwise, and all common-law rights related thereto, and (b) the right to obtain all renewals thereof.

“UCC” means the Uniform Commercial Code as from time to time in effect in the State of Delaware; provided, however, that, in the event that, by reason of mandatory provisions of law, any of the attachment, perfection or priority of the Collateral Agent’s and the Secured Parties’ security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of Delaware, the term “UCC” shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such attachment, perfection or priority and for purposes of definitions related to such provisions.

PLEDGE AND SECURITY AGREEMENT

KNOLOGY, INC.

“Vehicles” means all vehicles covered by a certificate of title law of any state.

Section 1.2 Certain Other Terms

(a) In this Agreement, in the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including” and the words “to” and “until” each mean “to but excluding” and the word “through” means “to and including.”

(b) The terms “herein,” “hereof,” “hereto” and “hereunder” and similar terms refer to this Agreement as a whole and not to any particular Article, Section, subsection or clause in this Agreement.

(c) References herein to an Annex, Schedule, Article, Section, subsection or clause refer to the appropriate Annex or Schedule to, or Article, Section, subsection or clause in this Agreement.

(d) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

(e) Where the context requires, provisions relating to any Collateral, when used in relation to a Grantor, shall refer to such Grantor’s Collateral or any relevant part thereof.

(f) Any reference in this Agreement to a Loan Document shall include all appendices, exhibits and schedules thereto, and, unless specifically stated otherwise all amendments, restatements, supplements or other modifications thereto, and as the same may be in effect at any time such reference becomes operative.

(g) The term “including” means “including without limitation” except when used in the computation of time periods.

(h) The terms “Lender,” “Administrative Agent,” “Collateral Agent” and “Secured Party” include their respective successors.

(i) References in this Agreement to any statute shall be to such statute as amended or modified and in effect from time to time.

ARTICLE II GRANT OF SECURITY INTEREST

Section 2.1 Collateral

For the purposes of this Agreement, all of the following property now owned or at any time hereafter acquired by a Grantor or in which a Grantor now has or at any time in the future may acquire any right, title or interests is collectively referred to as the “Collateral”:

(a) all Accounts;

(b) all Chattel Paper;

(c) all Deposit Accounts;

PLEDGE AND SECURITY AGREEMENT

KNOLOGY, INC.

(d) all Documents;

(e) all Equipment;

(f) all General Intangibles;

(g) all Instruments;

(h) all Inventory;

(i) all Investment Property;

(j) Letter of Credit Rights;

(k) all Vehicles;

(l) the Commercial Tort Claims described on Schedule 7 (Commercial Tort Claims) and on any supplement thereto received by the Collateral Agent pursuant to Section 4.10 (Notice of Commercial Tort Claims);

(m) all books and records pertaining to the other property described in this Section 2.1;

(n) all property of any Grantor held by the Collateral Agent or any other Secured Party, including all property of every description, in the possession or custody of or in transit to the Collateral Agent or such Secured Party for any purpose, including safekeeping, collection or pledge, for the account of such Grantor or as to which such Grantor may have any right or power;

(o) all other Goods, fixtures and personal property of such Grantor, whether tangible or intangible and wherever located; and

(p) to the extent not otherwise included, all Proceeds of the foregoing;

provided, however, that “Collateral” shall not include any Excluded Property; and provided, further, that if and when any property shall cease to be Excluded Property, such property shall be deemed at all times from and after the date hereof to constitute Collateral.

Section 2.2 Grant of Security Interest in Collateral

Each Grantor, as collateral security for the full, prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of the Secured Obligations of such Grantor, hereby mortgages, pledges and hypothecates to the Collateral Agent for the benefit of the Secured Parties, and grants to the Collateral Agent for the benefit of the Secured Parties a lien on and security interest in, all of its right, title and interest in, to and under the Collateral of such Grantor; provided, however, that if and when any property that at any time constituted Excluded Property becomes Collateral, the Collateral Agent shall have, and at all times from and after the date hereof be deemed to have had, a security interest in such property.

PLEDGE AND SECURITY AGREEMENT

KNOLOGY, INC.

Section 2.3 Cash Collateral Accounts

The Collateral Agent may establish a Deposit Account at any bank or financial institution (including any of its Affiliates) which shall be designated as “CSFB – Knology, Inc. Cash Collateral Account”. Such Deposit Account shall be a Cash Collateral Account.

ARTICLE III REPRESENTATIONS AND WARRANTIES

To induce the Lenders and the Collateral Agent to enter into the Credit Agreement, each Grantor hereby represents and warrants each of the following to the Collateral Agent, the Lenders and the other Secured Parties:

Section 3.1 Title; No Other Liens

Except for the Lien granted to the Collateral Agent pursuant to this Agreement and the other Liens permitted to exist on the Collateral under the Credit Agreement, such Grantor (a) is the record and beneficial owner of the Pledged Collateral pledged by it hereunder constituting Instruments or Certificated Securities, (b) is the Entitlement Holder of all such Pledged Collateral constituting Investment Property held in a Securities Account and (c) has rights in or the power to transfer each other item of Collateral in which a Lien is granted by it hereunder, free and clear of any other Lien.

Section 3.2 Perfection and Priority

The security interest granted pursuant to this Agreement shall constitute a valid and continuing perfected security interest in favor of the Collateral Agent in the Collateral for which perfection is governed by the UCC or filing with the United States Copyright Office upon (a) in the case of all Collateral in which a security interest may be perfected by filing a financing statement under the UCC, the completion of the filings and other actions specified on Schedule 3 (Filings) (which, in the case of all filings and other documents referred to on such schedule, have been delivered to the Collateral Agent in completed and duly executed form), (b) the delivery to the Collateral Agent of all Collateral consisting of Instruments and Certificated Securities, in each case properly endorsed for transfer to the Collateral Agent or in blank, (c) the execution of Securities Account Control Agreements with respect to Investment Property not in certificated form, (d) the execution of Deposit Account Control Agreements with respect to all Deposit Accounts of a Grantor and (e) all appropriate filings having been made with the United States Copyright Office. Such security interest shall be prior to all other Liens on the Collateral except for Customary Permitted Liens having priority over the Collateral Agent’s Lien by operation of law or otherwise as permitted under the Credit Agreement.

Section 3.3 Jurisdiction of Organization; Chief Executive Office

Such Grantor’s jurisdiction of organization, legal name, organizational identification number, if any, and the location of such Grantor’s chief executive office or sole place of business, in each case as of the date hereof, is specified on Schedule 1 (Jurisdiction of Organization; Principal Executive Office) and such Schedule 1 (Jurisdiction of Organization; Principal Executive Office) also lists all jurisdictions of incorporation, legal names and locations of such Grantor’s chief executive office or sole place of business for the five years preceding the date hereof.

PLEDGE AND SECURITY AGREEMENT

KNOLOGY, INC.

Section 3.4 Inventory and Equipment

On the date hereof, such Grantor’s Inventory and Equipment (other than mobile goods and Inventory or Equipment in transit) are kept at the locations listed on Schedule 4 (Location of Inventory and Equipment) and such Schedule 4 (Location of Inventory and Equipment) also list the locations of such Inventory and Equipment for the five years preceding the date hereof.

Section 3.5 Pledged Collateral

(a) The Pledged Stock pledged hereunder by such Grantor is listed on Schedule 2 (Pledged Collateral) and constitutes that percentage of the issued and outstanding equity of all classes of each issuer thereof as set forth on Schedule 2 (Pledged Collateral).

(b) All of the Pledged Stock (other than Pledged Stock in limited liability companies and partnerships) has been duly authorized, validly issued and is fully paid and nonassessable.

(c) Each of the Pledged Stock constitutes the legal, valid and binding obligation of the obligor with respect thereto, enforceable in accordance with its terms, subject to the effects of applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, and general equitable principles (whether considered in a proceeding in equity or at law).

(d) All Pledged Collateral and, if applicable, any Additional Pledged Collateral, consisting of Certificated Securities or Instruments has been delivered to the Collateral Agent in accordance with Section 4.4(a) (Pledged Collateral) and Section 7.11 (Additional Collateral and Guaranties) of the Credit Agreement.

(e) All Pledged Collateral held by a Securities Intermediary in a Securities Account is in a Control Account.

(f) Other than Pledged Stock constituting General Intangibles, there is no Pledged Collateral other than that represented by Certificated Securities or Instruments in the possession of the Collateral Agent or that consist of Financial Assets held in a Control Account.

Section 3.6 Accounts

No amount payable to such Grantor under or in connection with any Account is evidenced by any Instrument or Chattel Paper that has not been delivered to the Collateral Agent, properly endorsed for transfer, to the extent delivery is required by Section 4.4 (Pledged Collateral).

Section 3.7 Intellectual Property

(a) Schedule 5 (Intellectual Property) lists all Material Intellectual Property of such Grantor on the date hereof, separately identifying that owned by such Grantor and that licensed to such Grantor. The Material Intellectual Property set forth on Schedule 5 (Intellectual Property) for such Grantor constitutes all of the intellectual property rights necessary to conduct its business.

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(b) All Material Intellectual Property owned by such Grantor is valid, subsisting, unexpired and enforceable, has not been adjudged invalid and has not been abandoned and the use thereof in the business of such Grantor does not infringe, misappropriate, dilute or violate the intellectual property rights of any other Person.

(c) Except as set forth in Schedule 5 (Intellectual Property), none of the Material Intellectual Property owned by such Grantor is the subject of any licensing or franchise agreement pursuant to which such Grantor is the licensor or franchisor.

(d) To such Grantor’s knowledge, no holding, decision or judgment has been rendered by any Governmental Authority that would limit, cancel or question the validity of, or such Grantor’s rights in, any Material Intellectual Property.

(e) No action or proceeding seeking to limit, cancel or question the validity of any Material Intellectual Property owned by such Grantor or such Grantor’s ownership interest therein is pending or, to the knowledge of such Grantor, threatened. There are no claims, judgments or settlements to be paid by such Grantor relating to the Material Intellectual Property.

Section 3.8 Deposit Accounts; Securities Accounts

The only Deposit Accounts or Securities Accounts maintained by any Grantor on the date hereof are those listed on Schedule 6 (Bank Accounts; Control Accounts), which sets forth such information separately for each Grantor.

Section 3.9 Commercial Tort Claims

The only Commercial Tort Claims of any Grantor existing on the date hereof (regardless of whether the amount, defendant or other material facts can be determined and regardless of whether such Commercial Tort Claim has been asserted, threatened or has otherwise been made known to the obligee thereof or whether litigation has been commenced for such claims) are those listed on Schedule 7 (Commercial Tort Claims), which sets forth such information separately for each Grantor.

ARTICLE IV COVENANTS

Each Grantor agrees with the Collateral Agent to the following, as long as any Obligation or Commitment remains outstanding and, in each case, unless the Collateral Agent otherwise consents in writing:

Section 4.1 Generally

Such Grantor shall (a) except for the security interest created by this Agreement and any First Lien Loan Document in accordance with the Intercreditor Agreement, not create or suffer to exist any Lien upon or with respect to any Collateral, except Liens permitted under Section 8.2 (Liens, Etc.) of the Credit Agreement, (b) not use or permit any Collateral to be used unlawfully or in violation of any provision of this Agreement, any other Loan Document, any Related Document (in any material respect), any Requirement of Law (in any material respect) or any policy of insurance covering the Collateral, (c) not enter into any agreement or undertaking restricting the right or ability of such Grantor or the Collateral Agent to sell, assign or transfer any Collateral if such restriction would have a Material Adverse Effect.

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KNOLOGY, INC.

Section 4.2 Maintenance of Perfected Security Interest; Further Documentation

(a) Such Grantor shall maintain the security interest created by this Agreement as a perfected security interest having at least the priority described in Section 3.2 (Perfection and Priority) and shall defend such security interest and such priority against the claims and demands of all Persons.

(b) Such Grantor shall furnish to the Collateral Agent from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Collateral Agent may reasonably request in writing, all in reasonable detail and in form and substance satisfactory to the Collateral Agent.

(c) At any time and from time to time, upon the written request of the Collateral Agent, and at the sole expense of such Grantor, such Grantor shall promptly and duly execute and deliver, and have recorded, such further instruments and documents and take such further action as the Collateral Agent may reasonably request for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted, including the filing of any financing or continuation statement under the UCC (or other similar laws) in effect in any jurisdiction with respect to the security interest created hereby and the execution and delivery of Deposit Account Control Agreements and Securities Account Control Agreements.

Section 4.3 Changes in Locations, Name, Etc.

(a) Except upon 30 days’ prior written notice to the Collateral Agent and delivery to the Collateral Agent of (i) all additional financing statements and other documents reasonably requested by the Collateral Agent to maintain the validity, perfection and priority of the security interests provided for herein and (ii) if applicable, a written supplement to Schedule 4 (Location of Inventory and Equipment) showing (A) any additional locations at which Inventory or Equipment shall be kept or (B) any changes in any location where Inventory or Equipment shall be kept that would require the Collateral Agent to take any action to maintain a perfected security interest in such Collateral, such Grantor shall not do any of the following:

(i) permit any Inventory or Equipment to be kept at a location other than those listed on Schedule 4 (Location of Inventory and Equipment), except for Inventory or Equipment in transit;

(ii) change its jurisdiction of organization or its location, in each case from that referred to in Section 3.3 (Jurisdiction of Organization; Chief Executive Office); or

(iii) change its legal name or any trade name used to identify it in the conduct of its business or ownership of its properties or organizational identification number, if any, or corporation, limited liability company or other organizational structure to such an extent that any financing statement filed in connection with this Agreement would become misleading.

(b) Such Grantor shall keep and maintain at its own cost and expense satisfactory and complete records of the Collateral, including a record of all payments received and all credits granted with respect to the Collateral and all other dealings with the Collateral.

PLEDGE AND SECURITY AGREEMENT

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Section 4.4 Pledged Collateral

(a) Such Grantor shall (i) deliver to the Collateral Agent, all certificates and Instruments representing or evidencing any Pledged Collateral (including Additional Pledged Collateral), whether now existing or hereafter acquired, in suitable form for transfer by delivery or, as applicable, accompanied by such Grantor’s endorsement, where necessary, or duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Collateral Agent, together, in respect of any Additional Pledged Collateral, with a Pledge Amendment, duly executed by the Grantor, in substantially the form of Annex 3 (Form of Pledge Amendment), an acknowledgment and agreement to a Joinder Agreement duly executed by the Grantor, in substantially the form in the form of Annex 4 (Form of Joinder Agreement), or such other documentation acceptable to the Collateral Agent and (ii) maintain all other Pledged Collateral constituting Investment Property in a Control Account. Such Grantor authorizes the Collateral Agent to attach each Pledge Amendment to this Agreement. The Collateral Agent shall have the right, at any time in its discretion and without notice to the Grantor, to transfer to or to register in its name or in the name of its nominees any Pledged Collateral. The Collateral Agent shall have the right at any time to exchange any certificate or instrument representing or evidencing any Pledged Collateral for certificates or instruments of smaller or larger denominations.

(b) Such Grantor shall be entitled to receive all cash dividends paid in respect of the Pledged Collateral (other than liquidating or distributing dividends) with respect to the Pledged Collateral. Any sums paid upon or in respect of any Pledged Collateral upon the liquidation or dissolution of any issuer of any Pledged Collateral, any distribution of capital made on or in respect of any Pledged Collateral or any property distributed upon or with respect to any Pledged Collateral pursuant to the recapitalization or reclassification of the capital of any issuer of Pledged Collateral or pursuant to the reorganization thereof shall, unless otherwise subject to a perfected security interest in favor of the Collateral Agent, be delivered to the Collateral Agent to be held by it hereunder as additional collateral security for the Secured Obligations. If any sum of money or property so paid or distributed in respect of any Pledged Collateral shall be received by such Grantor, such Grantor shall, until such money or property is paid or delivered to the Collateral Agent, hold such money or property in trust for the Collateral Agent, segregated from other funds of such Grantor, as additional security for the Secured Obligations.

(c) Such Grantor shall be entitled to exercise all voting, consent and corporate, partnership, limited liability company and similar rights with respect to the Pledged Collateral; provided, however, that no vote shall be cast, consent given or right exercised or other action taken by such Grantor that would impair the Collateral, be inconsistent with or result in any violation of any provision of the Credit Agreement, this Agreement or any other Loan Document or, without prior notice to the Collateral Agent, enable or permit any issuer of Pledged Collateral to issue any Stock or other equity Securities of any nature or to issue any other securities convertible into or granting the right to purchase or exchange for any Stock or other equity Securities of any nature of any issuer of Pledged Collateral.

(d) Such Grantor shall not grant “control” (within the meaning of such term under Article 9-106 of the UCC) over any Investment Property to any Person other than the Collateral Agent.

(e) In the case of each Grantor that is an issuer of Pledged Collateral, such Grantor agrees to be bound by the terms of this Agreement relating to the Pledged Collateral

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issued by it and shall comply with such terms insofar as such terms are applicable to it. In the case of any Grantor that is a holder of any Stock or Stock Equivalent in any Person that is an issuer of Pledged Collateral, such Grantor consents to (i) the exercise of the rights granted to the Collateral Agent hereunder (including those described in Section 5.3 (Pledged Collateral)), and (ii) the pledge by each other Grantor, pursuant to the terms hereof, of the Pledged Stock in such Person and to the transfer of such Pledged Stock to the Collateral Agent or its nominee and to the substitution of the Collateral Agent or its nominee as a holder of such Pledged Stock with all the rights, powers and duties of other holders of Pledged Stock of the same class and, if the Grantor having pledged such Pledged Stock hereunder had any right, power or duty at the time of such pledge or at the time of such substitution beyond that of such other holders, with all such additional rights, powers and duties. Such Grantor agrees to execute and deliver to the Collateral Agent such certificates, agreements and other documents as may be necessary to evidence, formalize or otherwise give effect to the consents given in this clause (e).

(f) Such Grantor shall not, without the consent of the Collateral Agent, agree to any amendment of any Constituent Document that in any way adversely affects the perfection of the security interest of the Collateral Agent in the Pledged Collateral pledged by such Grantor hereunder, including any amendment electing to treat any membership interest or partnership interest that is part of the Pledged Collateral as a “security” under Section 8-103 of the UCC, or any election to turn any previously uncertificated Stock that is part of the Pledged Collateral into certificated Stock.

Section 4.5 Accounts

(a) Such Grantor shall not, other than in the ordinary course of business consistent with its past practice, (i) grant any extension of the time of payment of any Account, (ii) compromise or settle any Account for less than the full amount thereof, (iii) release, wholly or partially, any Person liable for the payment of any Account, (iv) allow any credit or discount on any Account or (v) amend, supplement or modify any Account in any manner that could adversely affect the value thereof.

(b) The Collateral Agent shall have the right to make test verifications of the Accounts in any manner and through any medium that it reasonably considers advisable, and such Grantor shall furnish all such assistance and information as the Collateral Agent may reasonably require in connection therewith; provided, however, that unless a Default or Event of Default shall be continuing, the Collateral Agent shall make no more than four such test verifications of the Accounts during any calendar year. At any time and from time to time, upon the Collateral Agent’s request and at the expense of the relevant Grantor, such Grantor shall cause independent public accountants or others satisfactory to the Collateral Agent to furnish to the Collateral Agent reports showing reconciliations, aging and test verifications of, and trial balances for, the Accounts; provided, however, that unless a Default or Event of Default shall be continuing, the Collateral Agent shall request no more than four such reports during any calendar year.

Section 4.6 Delivery of Instruments and Chattel Paper

If any amount in excess of $100,000 payable under or in connection with any Collateral owned by such Grantor shall be or become evidenced by an Instrument or Chattel Paper, such Grantor shall deliver, within five Business Days, such Instrument or Chattel Paper to the Collateral Agent, duly indorsed in a manner satisfactory to the Collateral Agent, or, if consented to by the Collateral Agent, shall mark all such Instruments and Chattel Paper with the following legend: “This writing and the obligations evidenced or secured hereby are subject to the security interest of CSFB, as Collateral Agent”.

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Section 4.7 Intellectual Property

(a) Such Grantor (either itself or through licensees) shall (i) continue to use each Trademark that is Material Intellectual Property in order to maintain such Trademark in full force and effect with respect to each class of goods for which such Trademark is currently used, free from any claim of abandonment for non-use, (ii) maintain as in the past the quality of products and services offered under such Trademark, (iii) use such Trademark with the appropriate notice of registration and all other notices and legends required by applicable Requirements of Law, (iv) not adopt or use any mark that is confusingly similar or a colorable imitation of such Trademark unless the Collateral Agent shall obtain a perfected security interest in such mark pursuant to this Agreement and (v) not (and not permit any licensee or sublicensee thereof to) do any act or knowingly omit to do any act whereby such Trademark (or any goodwill associated therewith) may become destroyed, invalidated, impaired or harmed in any way.

(b) Such Grantor (either itself or through licensees) shall not do any act, or omit to do any act, whereby any Patent that is Material Intellectual Property may become forfeited, abandoned or dedicated to the public.

(c) Such Grantor (either itself or through licensees) (i) shall not (and shall not permit any licensee or sublicensee thereof to) do any act or omit to do any act whereby any portion of the Copyrights that is Material Intellectual Property may become invalidated or otherwise impaired and (ii) shall not (either itself or through licensees) do any act whereby any portion of the Copyrights that is Material Intellectual Property may fall into the public domain.

(d) Such Grantor (either itself or through licensees) shall not do any act, or omit to do any act, whereby any trade secret that is Material Intellectual Property may become publicly available or otherwise unprotectable.

(e) Such Grantor (either itself or through licensees) shall not do any act that knowingly uses any Material Intellectual Property to infringe, misappropriate, or violate the intellectual property rights of any other Person.

(f) Such Grantor shall notify the Collateral Agent immediately if it knows, or has reason to know, that any application or registration relating to any Material Intellectual Property may become forfeited, abandoned or dedicated to the public, or of any adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, the United States Copyright Office or any court or tribunal in any country) regarding such Grantor’s ownership of, right to use, interest in, or the validity of, any Material Intellectual Property or such Grantor’s right to register the same or to own and maintain the same.

(g) Whenever such Grantor, either by itself or through any agent, licensee or designee, shall file an application for the registration of any Intellectual Property with the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency within or outside the United States or register any Internet domain name, such Grantor shall report such filing to the Collateral Agent within five Business Days after the last day of the fiscal quarter in which such filing occurs. Upon request of the Collateral Agent, such Grantor

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shall execute and deliver, and have recorded, all agreements, instruments, documents and papers as the Collateral Agent may request to evidence the Collateral Agent’s security interest in any Copyright, Patent, Trademark or Internet domain name and the goodwill and general intangibles of such Grantor relating thereto or represented thereby.

(h) Such Grantor shall take all reasonable actions necessary or requested by the Collateral Agent, including in any proceeding before the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency and any Internet domain name registrar, to maintain and pursue each application (and to obtain the relevant registration) and to maintain each registration of any Copyright, Trademark, Patent or Internet domain name that is Material Intellectual Property, including filing of applications for renewal, affidavits of use, affidavits of incontestability and opposition and interference and cancellation proceedings.

(i) In the event that any Material Intellectual Property is or has been infringed upon or misappropriated or diluted by a third party, such Grantor shall notify the Collateral Agent promptly after such Grantor learns thereof. Such Grantor shall take appropriate action in response to such infringement, misappropriation of dilution, including promptly bringing suit for infringement, misappropriation or dilution and to recover all damages for such infringement, misappropriation of dilution, and shall take such other actions as may be appropriate in its reasonable judgment under the circumstances to protect such Material Intellectual Property.

Unless otherwise agreed to by the Collateral Agent, such Grantor shall execute and deliver to the Collateral Agent for filing (i) in the United States Copyright Office a short-form copyright security agreement in the form attached hereto as Annex 5 (Form of Short Form Intellectual Property Security Agreement), (ii) in the United States Patent and Trademark Office and with the Secretary of State of all appropriate States of the United States a short-form patent security agreement in the form attached hereto as Annex 5 (Form of Short Form Intellectual Property Security Agreement), (iii) in the United States Patent and Trademark Office a short-form trademark security agreement in form attached hereto as Annex 5 (Form of Short Form Intellectual Property Security Agreement) and (iv) with the appropriate Internet domain name registrar, a duly executed form of assignment of such Internet domain name to the Collateral Agent (together with appropriate supporting documentation as may be requested by the Collateral Agent) in form and substance reasonably acceptable to the Collateral Agent. In the case of clause (iv) above, such Grantor hereby authorizes the Collateral Agent to file such assignment in such Grantor’s name and to otherwise perform in the name of such Grantor all other necessary actions to complete such assignment, and each Grantor agrees to perform all appropriate actions deemed necessary by the Collateral Agent for the Collateral Agent to ensure such Internet domain name is registered in the name of the Collateral Agent.

Section 4.8 Payment of Obligations

Such Grantor shall pay and discharge or otherwise satisfy at or before maturity or before they become delinquent, as the case may be, all taxes, assessments and governmental charges or levies imposed upon the Collateral or in respect of income or profits therefrom, as well as all claims of any kind (including claims for labor, materials and supplies) against or with respect to the Collateral, except that no such charge need be paid if the amount or validity thereof is currently being contested in good faith by appropriate proceedings, reserves in conformity with GAAP with respect thereto have been provided on the books of such Grantor and such proceedings could not reasonably be expected to result in the sale, forfeiture or loss of any material portion of the Collateral or any interest therein.

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Section 4.9 Insurance

Such Grantor shall (a) maintain, and cause to be maintained for each of its Subsidiaries, insurance with responsible and reputable insurance companies or associations in such amounts and covering such risks as is usually carried by companies engaged in similar businesses and owning similar properties in the same general areas in which such Grantor or such Subsidiary operates, and such other insurance as may be reasonably requested by the Collateral Agent, and, in any event, all insurance required by any Collateral Documents and (b) cause all such insurance to name the Collateral Agent on behalf of the Secured Parties as additional insured or loss payee, as appropriate, and to provide that no cancellation, material addition in amount or material change in coverage shall be effective until after 30 days’ written notice thereof to the Collateral Agent.

Section 4.10 Notice of Commercial Tort Claims

Such Grantor agrees that, if it shall acquire any interest in any Commercial Tort Claim (whether from another Person or because such Commercial Tort Claim shall have come into existence), (a) it shall, within five Business Days of such acquisition, deliver to the Collateral Agent, in each case in form and substance satisfactory to the Collateral Agent, a notice of the existence and nature of such Commercial Tort Claim and deliver a supplement to Schedule 7 (Commercial Tort Claims) containing a reasonable description of such Commercial Tort Claim, (b) the provision of Section 2.1 (Collateral) shall apply to such Commercial Tort Claim and (c) it shall execute and deliver to the Collateral Agent, in each case in form and substance satisfactory to the Collateral Agent, any certificate, agreement and other document, and take all other action, deemed by the Collateral Agent to be reasonably necessary or appropriate for the Collateral Agent to obtain, on behalf of the Lenders, a first-priority, perfected security interest in all such Commercial Tort Claims. Any supplement to Schedule 7 (Commercial Tort Claims) delivered pursuant to this Section 4.10 (Notice of Commercial Tort Claims) shall, after the receipt thereof by the Collateral Agent, become part of Schedule 7 (Commercial Tort Claims) for all purposes hereunder other than in respect of representations and warranties made prior to the date of such receipt.

ARTICLE V REMEDIAL PROVISIONS

Section 5.1 Code and Other Remedies

During the continuance of an Event of Default, the Collateral Agent may exercise, in addition to all other rights and remedies granted to it in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Secured Obligations, all rights and remedies of a secured party under the UCC or any other applicable law. Without limiting the generality of the foregoing, the Collateral Agent, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon any Grantor or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon any Collateral, and may forthwith sell, lease, assign, give option or options to purchase, or otherwise dispose of and deliver any Collateral (or contract to do any of the foregoing), in one or more parcels at public or

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private sale or sales, at any exchange, broker’s board or office of the Collateral Agent or any Lender or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Collateral Agent shall have the right upon any such public sale or sales, and, to the extent permitted by the UCC and other applicable law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption of any Grantor, which right or equity is hereby waived and released. Each Grantor further agrees, at the Collateral Agent’s request, to assemble the Collateral and make it available to the Collateral Agent at places that the Collateral Agent shall reasonably select, whether at such Grantor’s premises or elsewhere. The Collateral Agent shall apply the net proceeds of any action taken by it pursuant to this Section 5.1, after deducting all reasonable costs and expenses of every kind incurred in connection therewith or incidental to the care or safekeeping of any Collateral or in any way relating to the Collateral or the rights of the Collateral Agent and any other Secured Party hereunder, including reasonable attorneys’ fees and disbursements, to the payment in whole or in part of the Secured Obligations, in such order as the Credit Agreement shall prescribe, and only after such application and after the payment by the Collateral Agent of any other amount required by any provision of law, need the Collateral Agent account for the surplus, if any, to any Grantor. To the extent permitted by applicable law, each Grantor waives all claims, damages and demands it may acquire against the Collateral Agent or any other Secured Party arising out of the exercise by them of any rights hereunder, except where such claims, damages or demands have resulted primarily from the gross negligence or willful misconduct of the Collateral Agent or any other Secured Party, as determined by a court of competent jurisdiction in a final non-appealable judgment or order. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition.

Section 5.2 Accounts and Payments in Respect of General Intangibles

(a) In addition to, and not in substitution for, any similar requirement in the Credit Agreement, if required by the Collateral Agent at any time during the continuance of an Event of Default, any payment of Accounts or payment in respect of General Intangibles, when collected by any Grantor, shall be forthwith (and, in any event, within five Business Days) deposited by such Grantor in the exact form received, duly indorsed by such Grantor to the Collateral Agent, in an Approved Deposit Account or a Cash Collateral Account, subject to withdrawal by the Collateral Agent as provided in Section 5.4 (Proceeds to be Turned Over To Collateral Agent). Until so turned over, such payment shall be held by such Grantor in trust for the Collateral Agent, segregated from other funds of such Grantor. At the Collateral Agent’s written request, each such deposit of Proceeds of Accounts and payments in respect of General Intangibles shall be accompanied by a report identifying in reasonable detail the nature and source of the payments included in the deposit.

(b) At the Collateral Agent’s request, during the continuance of an Event of Default, each Grantor shall deliver to the Collateral Agent all original and other documents evidencing, and relating to, the agreements and transactions that gave rise to the Accounts or payments in respect of General Intangibles, including all orders, invoices and shipping receipts.

(c) The Collateral Agent may, without notice, at any time during the continuance of an Event of Default, limit or terminate the authority of a Grantor to collect its Accounts or amounts due under General Intangibles or any portion thereof.

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(d) The Collateral Agent in its own name or in the name of others may at any time during the continuance of an Event of Default, after giving notice to the relevant Grantor or Grantors, communicate with Account Debtors to verify with them to the Collateral Agent’s satisfaction the existence, amount and terms of any Account or amounts due under any General Intangible.

(e) Upon the request of the Collateral Agent at any time during the continuance of an Event of Default, each Grantor shall notify Account Debtors that the Accounts or General Intangibles have been collaterally assigned to the Collateral Agent and that payments in respect thereof shall be made directly to the Collateral Agent. In addition, the Collateral Agent may at any time during the continuance of an Event of Default enforce such Grantor’s rights against such Account Debtors and obligors of General Intangibles.

(f) Anything herein to the contrary notwithstanding, each Grantor shall remain liable under each of the Accounts and payments in respect of General Intangibles to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise thereto. Neither the Collateral Agent nor any other Secured Party shall have any obligation or liability under any agreement giving rise to an Account or a payment in respect of a General Intangible by reason of or arising out of this Agreement or the receipt by the Collateral Agent nor any other Secured Party of any payment relating thereto, nor shall the Collateral Agent nor any other Secured Party be obligated in any manner to perform any obligation of any Grantor under or pursuant to any agreement giving rise to an Account or a payment in respect of a General Intangible, to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party thereunder, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts that may have been assigned to it or to which it may be entitled at any time or times.

Section 5.3 Pledged Collateral

(a) During the continuance of an Event of Default, upon notice by the Collateral Agent to the relevant Grantor or Grantors, (i) the Collateral Agent shall have the right to receive any Proceeds of the Pledged Collateral and make application thereof to the Obligations in the order set forth in the Credit Agreement and (ii) the Collateral Agent or its nominee may exercise (A) any voting, consent, corporate and other right pertaining to the Pledged Collateral at any meeting of shareholders, partners or members, as the case may be, of the relevant issuer or issuers of Pledged Collateral or otherwise and (B) any right of conversion, exchange and subscription and any other right, privilege or option pertaining to the Pledged Collateral as if it were the absolute owner thereof (including the right to exchange at its discretion any of the Pledged Collateral upon the merger, amalgamation, consolidation, reorganization, recapitalization or other fundamental change in the corporate or equivalent structure of any issuer of Pledged Stock, the right to deposit and deliver any Pledged Collateral with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as the Collateral Agent may determine), all without liability except to account for property actually received by it; provided, however, that the Collateral Agent shall have no duty to any Grantor to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing.

(b) In order to permit the Collateral Agent to exercise the voting and other consensual rights that it may be entitled to exercise pursuant hereto and to receive all dividends

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and other distributions that it may be entitled to receive hereunder, (i) each Grantor shall promptly execute and deliver (or cause to be executed and delivered) to the Collateral Agent all such proxies, dividend payment orders and other instruments as the Collateral Agent may from time to time reasonably request and (ii) without limiting the effect of clause (i) above, each Grantor hereby grants to the Collateral Agent an irrevocable proxy to vote all or any part of the Pledged Collateral and to exercise all other rights, powers, privileges and remedies to which a holder of the Pledged Collateral would be entitled (including giving or withholding written consents of shareholders, partners or members, as the case may be, calling special meetings of shareholders, partners or members, as the case may be, and voting at such meetings), which proxy shall be effective, automatically and without the necessity of any action (including any transfer of any Pledged Collateral on the record books of the issuer thereof) by any other person (including the issuer of such Pledged Collateral or any officer or agent thereof) during the continuance of an Event of Default and which proxy shall only terminate upon the payment in full of the Secured Obligations.

(c) Each Grantor hereby expressly authorizes and instructs each issuer of any Pledged Collateral pledged hereunder by such Grantor to (i) comply with any instruction received by it from the Collateral Agent in writing that (A) states that an Event of Default has occurred and is continuing and (B) is otherwise in accordance with the terms of this Agreement, without any other or further instructions from such Grantor, and each Grantor agrees that such issuer shall be fully protected in so complying and (ii) unless otherwise expressly permitted hereby, pay any dividend or other payment with respect to the Pledged Collateral directly to the Collateral Agent.

Section 5.4 Proceeds to be Turned Over To Collateral Agent

Unless otherwise expressly provided in the Credit Agreement, all Proceeds received by the Collateral Agent hereunder in cash or Cash Equivalents shall be held by the Collateral Agent in a Cash Collateral Account. All Proceeds while held by the Collateral Agent in a Cash Collateral Account (or by such Grantor in trust for the Collateral Agent) shall continue to be held as collateral security for the Secured Obligations and shall not constitute payment thereof until applied as provided in the Credit Agreement.

Section 5.5 Registration Rights

(a) If the Collateral Agent shall determine to exercise its right to sell any of the Pledged Collateral pursuant to Section 5.1 (Code and Other Remedies), and if in the opinion of the Collateral Agent it is necessary or advisable to have the Pledged Collateral, or any portion thereof, to be registered under the provisions of the Securities Act, the relevant Grantor shall cause the issuer thereof to (i) execute and deliver, and cause the directors and officers of such issuer to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts as may be, in the opinion of the Collateral Agent, necessary or advisable to register the Pledged Collateral, or that portion thereof to be sold, under the provisions of the Securities Act, (ii) use its best efforts to cause the registration statement relating thereto to become effective and to remain effective for a period of one year from the date of the first public offering of the Pledged Collateral, or that portion thereof to be sold and (iii) make all amendments thereto or to the related prospectus that, in the opinion of the Collateral Agent, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto. Each Grantor agrees to cause such issuer to comply with the provisions of the securities or “Blue Sky” laws of

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any jurisdiction that the Collateral Agent shall designate and to make available to its security holders, as soon as practicable, an earnings statement (which need not be audited) satisfying the provisions of Section 11(a) of the Securities Act.

(b) Each Grantor recognizes that the Collateral Agent may be unable to effect a public sale of any Pledged Collateral by reason of certain prohibitions contained in the Securities Act and applicable state securities laws or otherwise or may determine that a public sale is impracticable or not commercially reasonable and, accordingly, may resort to one or more private sales thereof to a restricted group of purchasers that shall be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. Each Grantor acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. The Collateral Agent shall be under no obligation to delay a sale of any Pledged Collateral for the period of time necessary to permit the issuer thereof to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if such issuer would agree to do so.

(c) Each Grantor agrees to use its best efforts to do or cause to be done all such other acts as may be necessary to make such sale or sales of all or any portion of the Pledged Collateral pursuant to this Section 5.5 valid and binding and in compliance with all other applicable Requirements of Law. Each Grantor further agrees that a breach of any covenant contained in this Section 5.5 will cause irreparable injury to the Collateral Agent and other Secured Parties, that the Collateral Agent and the other Secured Parties have no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section 5.5 shall be specifically enforceable against such Grantor, and such Grantor hereby waives and agrees not to assert any defense against an action for specific performance of such covenants except for a defense that no Event of Default has occurred under the Credit Agreement.

Section 5.6 Deficiency

Each Grantor shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to pay the Secured Obligations and the fees and disbursements of any attorney employed by the Collateral Agent or any other Secured Party to collect such deficiency.

Section 5.7 Approvals

Without limiting the generality of the foregoing, each Grantor shall take any action which the Collateral Agent may reasonably request in order to transfer and assign to the Collateral Agent, or such one or more third parties as the Collateral Agent may designate, or to a combination of the foregoing, each Communications License, CATV Franchise or PUC Authorization or other approval from a Governmental Authority and the Collateral Agent is empowered to request the appointment of a receiver from any court of competent jurisdiction to enforce such obligations. Such receiver shall be instructed to seek from the Governmental Authority an involuntary transfer of control of each such Communications License, CATV Franchise or PUC Authorization or other approval for the purpose of seeking a bona fide purchaser to whom control will ultimately be transferred. Each Grantor hereby agrees to authorize such an involuntary assignment or transfer of control upon the request of the receiver so appointed and, if such Grantor shall refuse to authorize the transfer, its approval may be required

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by the court. Furthermore, each Grantor shall use its best efforts to assist in obtaining approval of any Governmental Authority, if required, for any action or transaction contemplated by this Agreement, including, without limitation, the preparation, execution and filing with any Governmental Authority of the assignor’s or transferor’s portion of any application or applications for consent to the assignment of any Communications License, CATV Franchise or PUC Authorization or other approval or transfer of control necessary or appropriate under the rules and regulations of any Governmental Authority for the approval of the transfer or assignment of any portion of the assets of such Grantor, together with any Communications License, CATV Franchise or PUC Authorization or other approval. Because each Grantor agrees that the Collateral Agent’s remedy at law for failure of such Grantor to comply with the provisions of this Section 5.7 would by inadequate and that such failure would not be adequately compensable in damages, each Grantor agrees that these covenants and agreements may be specifically enforced, and each Grantor hereby waives, and agrees not to assert, any defenses against an action for specific performance of such covenants. Notwithstanding the foregoing, the Lenders and the Collateral Agent understand and agree that the assignment or transfer of control of some of the Communications Licenses requires advance approval by the FCC.

ARTICLE VI THE COLLATERAL AGENT

Section 6.1 Collateral Agent’s Appointment as Attorney-in-Fact

(a) Each Grantor hereby irrevocably constitutes and appoints the Collateral Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Grantor and in the name of such Grantor or in its own name, for the purpose of carrying out the terms of this Agreement, to take any appropriate action and to execute any document or instrument that may be necessary or desirable to accomplish the purposes of this Agreement, and, without limiting the generality of the foregoing, each Grantor hereby gives the Collateral Agent the power and right, on behalf of such Grantor, without notice to or assent by such Grantor, to do any of the following:

(i) in the name of such Grantor or its own name, or otherwise, take possession of and indorse and collect any check, draft, note, acceptance or other instrument for the payment of moneys due under any Account or General Intangible or with respect to any other Collateral and file any claim or take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Collateral Agent for the purpose of collecting any such moneys due under any Account or General Intangible or with respect to any other Collateral whenever payable;

(ii) in the case of any Intellectual Property, execute and deliver, and have recorded, any agreement, instrument, document or paper as the Collateral Agent may request to evidence the Collateral Agent’s security interest in such Intellectual Property and the goodwill and General Intangibles of such Grantor relating thereto or represented thereby;

(iii) pay or discharge taxes and Liens levied or placed on or threatened against the Collateral, effect any repair or pay any insurance called for by the terms of this Agreement (including all or any part of the premiums therefor and the costs thereof);

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(iv) execute, in connection with any sale provided for in Section 5.1 (Code and Other Remedies) or 5.5 (Registration Rights), any endorsement, assignment or other instrument of conveyance or transfer with respect to the Collateral; or

(v) (A) direct any party liable for any payment under any Collateral to make payment of any moneys due or to become due thereunder directly to the Collateral Agent or as the Collateral Agent shall direct, (B) ask or demand for, collect, and receive payment of and receipt for, any moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral, (C) sign and indorse any invoice, freight or express bill, bill of lading, storage or warehouse receipt, draft against debtors, assignment, verification, notice and other document in connection with any Collateral, (D) commence and prosecute any suit, action or proceeding at law or in equity in any court of competent jurisdiction to collect any Collateral and to enforce any other right in respect of any Collateral, (E) defend any suit, action or proceeding brought against such Grantor with respect to any Collateral, (F) settle, compromise or adjust any such suit, action or proceeding and, in connection therewith, give such discharges or releases as the Collateral Agent may deem appropriate, (G) assign any Copyright, Patent or Trademark (along with the goodwill of the business to which any such Trademark pertains) throughout the world for such term or terms, on such conditions, and in such manner as the Collateral Agent shall in its sole discretion determine, including the execution and filing of any document necessary to effectuate or record such assignment and (H) generally, sell, transfer, pledge and make any agreement with respect to or otherwise deal with any Collateral as fully and completely as though the Collateral Agent were the absolute owner thereof for all purposes, and do, at the Collateral Agent’s option and such Grantor’s expense, at any time, or from time to time, all acts and things that the Collateral Agent deems necessary to protect, preserve or realize upon the Collateral and the Collateral Agent’s and the other Secured Parties’ security interests therein and to effect the intent of this Agreement, all as fully and effectively as such Grantor might do.

Anything in this clause (a) to the contrary notwithstanding, the Collateral Agent agrees that it shall not exercise any right under the power of attorney provided for in this clause (a) unless an Event of Default shall be continuing.

(b) If any Grantor fails to perform or comply with any of its agreements contained in this Agreement, the Collateral Agent, at its option, but without any obligation so to do, may perform or comply, or otherwise cause performance or compliance, with such agreement.

(c) The reasonable expenses of the Collateral Agent incurred in connection with actions undertaken as provided in this Section 6.1, together with interest thereon at a rate per annum equal to the rate of interest provided in Sections 2.10(a)(i) and (c) (Rate of Interest) of the Credit Agreement, shall be payable by such Grantor to the Collateral Agent on demand.

(d) Each Grantor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until this Agreement is terminated and the security interests created hereby are released.

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KNOLOGY, INC.

Section 6.2 Duty of Collateral Agent

The Collateral Agent’s sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession shall be to deal with it in the same manner as the Collateral Agent deals with similar property for its own account. Neither the Collateral Agent, any other Secured Party nor any of their respective officers, directors, employees or agents shall be liable for failure to demand, collect or realize upon any Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Grantor or any other Person or to take any other action whatsoever with regard to any Collateral. The powers conferred on the Collateral Agent hereunder are solely to protect the Collateral Agent’s and the Secured Parties’ interests in the Collateral and shall not impose any duty upon the Collateral Agent or any other Secured Party to exercise any such powers. The Collateral Agent and the other Secured Parties shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and neither they nor any of their respective officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder, except for their own gross negligence or willful misconduct.

Section 6.3 Authorization of Financing Statements

Each Grantor authorizes the Collateral Agent and its Affiliates, counsel and other representatives, at any time and from time to time, to file or record financing statements, amendments to financing statements, and other filing or recording documents or instruments with respect to the Collateral in such form and in such offices as the Collateral Agent reasonably determines appropriate to perfect the security interests of the Collateral Agent under this Agreement, and such financing statements and amendments may described the Collateral covered thereby as “all assets of the debtor”, “all personal property of the debtor” or words of similar effect. Each Grantor hereby also authorizes the Collateral Agent and its Affiliates, counsel and other representatives, at any time and from time to time, to file continuation statements with respect to previously filed financing statements. A photographic or other reproduction of this Agreement shall be sufficient as a financing statement or other filing or recording document or instrument for filing or recording in any jurisdiction.

Section 6.4 Authority of Collateral Agent

Each Grantor acknowledges that the rights and responsibilities of the Collateral Agent under this Agreement with respect to any action taken by the Collateral Agent or the exercise or non-exercise by the Collateral Agent of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Agreement shall, as between the Collateral Agent and the other Secured Parties, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Collateral Agent and the Grantors, the Collateral Agent shall be conclusively presumed to be acting as agent for the Collateral Agent and the other Secured Parties with full and valid authority so to act or refrain from acting, and no Grantor shall be under any obligation, or entitlement, to make any inquiry respecting such authority.

PLEDGE AND SECURITY AGREEMENT

KNOLOGY, INC.

ARTICLE VII MISCELLANEOUS

Section 7.1 Amendments in Writing

None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except in accordance with Section 11.1 (Amendments, Waivers, Etc.) of the Credit Agreement; provided, however, that annexes to this Agreement may be supplemented (but no existing provisions may be modified and no Collateral may be released) through Pledge Amendments and Joinder Agreements, in substantially the form of Annex 3 (Form of Pledge Amendment) and Annex 4 (Form of Joinder Agreement) respectively, in each case duly executed by the Collateral Agent and each Grantor directly affected thereby.

Section 7.2 Notices

All notices, requests and demands to or upon the Collateral Agent or any Grantor hereunder shall be effected in the manner provided for in Section 11.8 (Notices, Etc.) of the Credit Agreement; provided, however, that any such notice, request or demand to or upon any Grantor shall be addressed to the Borrower’s notice address set forth in such Section 11.8.

Section 7.3 No Waiver by Course of Conduct; Cumulative Remedies

Neither the Collateral Agent nor any other Secured Party shall by any act (except by a written instrument pursuant to Section 7.1 (Amendments in Writing), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default. No failure to exercise, nor any delay in exercising, on the part of the Collateral Agent or any other Secured Party, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Collateral Agent or any other Secured Party of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy that the Collateral Agent or such other Secured Party would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

Section 7.4 Successors and Assigns

This Agreement shall be binding upon the successors and assigns of each Grantor and shall inure to the benefit of the Collateral Agent and each other Secured Party and their successors and assigns; provided, however, that no Grantor may assign, transfer or delegate any of its rights or obligations under this Agreement without the prior written consent of the Collateral Agent.

Section 7.5 Counterparts

This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by telecopy), each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature pages may be detached from multiple counterparts and attached to a single counterpart so that all signature pages are attached to the same document. Delivery of an executed counterpart by telecopy shall be effective as delivery of a manually executed counterpart.

PLEDGE AND SECURITY AGREEMENT

KNOLOGY, INC.

Section 7.6 Severability

Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

Section 7.7 Section Headings

The Article and Section titles contained in this Agreement are, and shall be, without substantive meaning or content of any kind whatsoever and are not part of the agreement of the parties hereto.

Section 7.8 Entire Agreement

This Agreement together with the other Loan Documents represents the entire agreement of the parties and supersedes all prior agreements and understandings relating to the subject matter hereof.

Section 7.9 Governing Law

This Agreement and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the law of the State of Delaware.

Section 7.10 Additional Grantors

If, pursuant to Section 7.11 (Additional Collateral and Guaranties) of the Credit Agreement, the Borrower shall be required to cause any Subsidiary that is not a Grantor to become a Grantor hereunder, such Subsidiary shall execute and deliver to the Collateral Agent a Joinder Agreement substantially in the form of Annex 4 (Form of Joinder Agreement) and shall thereafter for all purposes be a party hereto and have the same rights, benefits and obligations as a Grantor party hereto on the Closing Date.

Section 7.11 Release of Collateral

(a) At the time provided in Sections 10.8(b)(i) and (iii) (Concerning the Collateral and the Collateral Documents) of the Credit Agreement and to the extent required under such provisions, the Collateral shall be released from the Lien created hereby and this Agreement and all obligations (other than those expressly stated to survive such termination) of the Collateral Agent and each Grantor hereunder with respect to such Collateral shall terminate, all without delivery of any instrument or performance of any act by any party, and all rights to such Collateral (if any) shall revert to the Grantors. At the request and sole expense of any Grantor following any such termination, the Collateral Agent shall deliver to such Grantor any such Collateral of such Grantor held by the Collateral Agent hereunder and execute and deliver to such Grantor such documents as such Grantor shall reasonably request to evidence such termination.

PLEDGE AND SECURITY AGREEMENT

KNOLOGY, INC.

(b) If the Collateral Agent shall be directed or permitted pursuant to Section 10.8(b)(ii) or (iii) (Concerning the Collateral and the Collateral Documents) of the Credit Agreement to release any Lien created hereby upon any Collateral (including any Collateral sold or disposed of by any Grantor in a transaction permitted by the Credit Agreement), such Collateral shall be released from the Lien created hereby to the extent provided under, and subject to the terms and conditions set forth in, Section 10.8(b)(ii) or (iii) (Concerning the Collateral and the Collateral Documents) of the Credit Agreement. In connection therewith, the Collateral Agent, at the request and sole expense of the Borrower, shall execute and deliver to the Borrower all releases or other documents, including, without limitation, UCC termination statements, reasonably necessary or desirable for the release of the Lien created hereby on such Collateral. At the request and sole expense of the Borrower, a Grantor shall be released from its obligations hereunder in the event that all the capital stock of such Grantor shall be so sold or disposed; provided, however, that the Borrower shall have delivered to the Collateral Agent, at least ten Business Days prior to the date of the proposed release, a written request for release identifying the relevant Grantor and the terms of the sale or other disposition in reasonable detail, including the price thereof and any expenses in connection therewith, together with a certification by the Borrower in form and substance satisfactory to the Collateral Agent stating that such transaction is in compliance with the Credit Agreement and the other Loan Documents.

Section 7.12 Reinstatement

Each Grantor further agrees that, if any payment made by any Loan Party or other Person and applied to the Obligations is at any time annulled, avoided, set aside, rescinded, invalidated, declared to be fraudulent or preferential or otherwise required to be refunded or repaid, or the proceeds of Collateral are required to be returned by any Secured Party to such Loan Party, its estate, trustee, receiver or any other party, including any Grantor, under any bankruptcy law, state or federal law, common law or equitable cause, then, to the extent of such payment or repayment, any Lien or other Collateral securing such liability shall be and remain in full force and effect, as fully as if such payment had never been made or, if prior thereto the Lien granted hereby or other Collateral securing such liability hereunder shall have been released or terminated by virtue of such cancellation or surrender), such Lien or other Collateral shall be reinstated in full force and effect, and such prior cancellation or surrender shall not diminish, release, discharge, impair or otherwise affect any Lien or other Collateral securing the obligations of any Grantor in respect of the amount of such payment.

Section 7.13 Acknowledgement

The Parties hereto acknowledge and agree that this Agreement shall be subject to the terms and provisions of the Intercreditor Agreement.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, each of the undersigned has caused this Pledge and Security Agreement to be duly executed and delivered as of the date first above written.

KNOLOGY, INC., as Grantor

By:
Name:	Robert K. Mills
Title:	Chief Financial Officer

KNOLOGY OF KNOXVILLE, INC.
KNOLOGY OF NASHVILLE, INC.
KNOLOGY OF LOUISVILLE, INC.
KNOLOGY OF KENTUCKY, INC.
KNOLOGY BROADBAND, INC.
KNOLOGY NEW MEDIA, INC.
KNOLOGY BROADBAND OF CALIFORNIA, INC.
KNOLOGY BROADBAND OF FLORIDA, INC.
ITC GLOBE, INC.
KNOLOGY OF AUGUSTA, INC.
KNOLOGY OF COLUMBUS, INC.
KNOLOGY OF MONTGOMERY, INC.
KNOLOGY OF FLORIDA, INC.
KNOLOGY OF SOUTH CAROLINA, INC.
KNOLOGY OF CHARLESTON, INC.
KNOLOGY OF HUNTSVILLE, INC.
KNOLOGY OF ALABAMA, INC.
VALLEY TELEPHONE CO. LLC,
as Grantor

By:
Name:	Robert K. Mills
Title:	Chief Financial Officer

[SIGNATURE PAGE TO 2ND LIEN PLEDGE AND SECURITY AGREEMENT]

ACCEPTED AND AGREED as of the date first above written:

CREDIT SUISSE, CAYMAN ISLANDS BRANCH, acting through one or more of its branches, as Collateral Agent

By:
Name:
Title:

By:
Name:
Title:

[SIGNATURE PAGE TO 2ND LIEN PLEDGE AND SECURITY AGREEMENT]

ANNEX 1

TO

SECOND LIEN PLEDGE AND SECURITY AGREEMENT

FORM OF DEPOSIT ACCOUNT CONTROL AGREEMENT

                         ,

[Financial Institution]

[Address]

Ladies and Gentlemen:

Reference is made to account no. [                ] maintained with you (the “Bank”) by [Knology, Inc., a Delaware corporation] (the “Company”), [as borrower] [as guarantor] into which funds are deposited from time to time (the “Account”). The Company has entered into (i) a Pledge and Security Agreement, dated as of June 29, 2005 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “First Lien Pledge and Security Agreement”), among the Company, certain of its subsidiaries and/or affiliates party thereto and Credit Suisse acting through one or more of its branches (“CSFB”), as agent for the Secured Parties referred to therein (in such capacity the “First Lien Collateral Agent”), and (ii) a Pledge and Security Agreement, dated as of June 29, 2005 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Second Lien Pledge and Security Agreement” and, together with the First Lien Pledge and Security Agreement, the “Pledge and Security Agreements”), among the Company, certain of its subsidiaries and/or affiliates party thereto and CSFB, as agent for the Secured Parties referred to therein (in such capacity the “Second Lien Collateral Agent”).

Pursuant to the Pledge and Security Agreements and related documents, the Company has granted to the First Lien Collateral Agent, for the benefit of the Secured Parties (as defined in the First Lien Pledge and Security Agreement), and the Second Lien Collateral Agent, for the benefit of the Secured Parties (as defined in the Second Lien Pledge and Security Agreement), a security interest in certain property of the Company, including, among other things, accounts, inventory, equipment, instruments, general intangibles and all proceeds thereof (the “Collateral”). Payments with respect to the Collateral are or hereafter may be made to the Account. You, the Company and each Agent are entering into this letter agreement to perfect the security interest of each Agent in the Account.

The Company hereby transfers to the First Lien Collateral Agent (or, after you have received a Notice of Termination of First Lien Pledge and Security Agreement substantially in the form of Exhibit B hereto (a “Notice of Termination of First Lien Pledge and Security Agreement”) from the First Lien Collateral Agent, the Second Lien Collateral Agent), exclusive control of the Account and all funds and other property on deposit therein. By your execution of this letter agreement, you (i) agree that you shall comply with instructions originated by the First Lien Collateral Agent (or, after you have received a Notice of Termination of First Lien Pledge and Security Agreement from the First Lien Collateral Agent, the Second Lien Collateral Agent) directing disposition of the funds in the Account without further consent of the Company and (ii) acknowledge and agree that the First Lien Collateral Agent (or, after you have received a Notice of Termination of First Lien Pledge and Security Agreement from the First Lien Collateral Agent, the Second Lien Collateral Agent) now has exclusive control of the Account, that all funds and other property on deposit in the Account shall be transferred to the First Lien Collateral

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Agent (or, after you have received a Notice of Termination of First Lien Pledge and Security Agreement from the First Lien Collateral Agent, the Second Lien Collateral Agent) as provided herein, that the Account is being maintained by you for the benefit of each Agent and that all amounts and other property therein are held by you as custodian for each Agent.

Except as provided in clause (f) below, the Account shall not be subject to deduction, set-off, banker’s lien, counterclaim, defense, recoupment or any other right in favor of any person or entity other than the First Lien Collateral Agent and the Second Lien Collateral Agent. By your execution of this letter agreement you also acknowledge that, as of the date hereof, you have received no notice of any other pledge or assignment of the Account and have not executed any agreements with third parties covering the disposition of funds in the Account. You agree with each Agent as follows:

(a) Notwithstanding anything to the contrary or any other agreement relating to the Account, the Account is and shall be maintained for the benefit of each Agent, shall be entitled “CSFB—Knology, Inc. Account” (or, after you have received a Notice of Termination of First Lien Pledge and Security Agreement from the First Lien Collateral Agent, such other title as the Second Lien Collateral Agent may from time to time designate in writing) and shall be subject to written instructions only from an authorized officer of the First Lien Collateral Agent (or, after you have received a Notice of Termination of First Lien Pledge and Security Agreement from the First Lien Collateral Agent, the Second Lien Collateral Agent).

(b) A post office box (the “Lockbox”) has been rented in the name of the Company at the [                ] post office and the address to be used for such Lockbox is:

[Insert address]

Your authorized representatives shall have access to the Lockbox under the authority given by the Company to the post office and shall make regular pick-ups from the Lockbox timed to gain maximum benefit of early presentation and availability of funds. You shall endorse process all checks received in the Lockbox and deposit such checks (to the extent eligible) in the Account in accordance with the procedures set forth below.

(i) You shall follow your usual operating procedures for the handling of any [checks received from the Lockbox or other] remittance received in the Account that contains restrictive endorsements, irregularities (such as a variance between the written and numerical amounts), undated or postdated items, missing signatures, incorrect payees and the like.

(ii) You shall endorse and process all eligible checks and other remittance items not covered by clause (iii) below and deposit such checks and remittance items in the Account.

(iii) You shall mail all checks returned unpaid because of uncollected or insufficient funds under appropriate advice to the Company (with a copy of the notification of return to each Agent). You may charge the Account for the amounts of any returned check that has been previously credited to the Account. To the extent insufficient funds remain in the Account to cover any such returned

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check, the Company shall indemnify you for the uncollected amount of such returned check upon your demand. [If the proceeds of any returned check have been transferred to each Agent pursuant to the terms hereof and the Company has not reimbursed you for such returned check, each Agent shall reimburse you for the amount of such returned check; provided, however, that no such reimbursement shall be required unless and until you have delivered a copy of such returned check to each Agent together with evidence that the proceeds of such check were so forwarded to each Agent.

(c) You shall maintain a record of all checks and other remittance items received in the Account and, in addition to providing the Company with photostatic copies thereof, vouchers, enclosures and the like of such checks and remittance items on a daily basis, furnish to each Agent a monthly statement of the Account to the address set forth on the signature page hereto, or such other address as such Agent may from time to time designate in writing. Prior to the delivery to you of a written notice from the First Lien Collateral Agent in the form of Exhibit A hereto (a “Blockage Notice”), you are authorized to transfer to the Company, in same day funds, on each business day, the entire balance in the Account to the following account:

ABA Number:
[name and address of Company’s bank]

Account Name:
Concentration Account
Account Number:
Reference:
Attn:

or to such other account as the Company may from time to time designate in writing.

(d) From and after the delivery to you of a written notice from the First Lien Collateral Agent in the form of Exhibit A hereto (a “Blockage Notice”), you shall transfer (by wire transfer or other method of transfer mutually acceptable to you and the First Lien Collateral Agent) to the First Lien Collateral Agent, in same day funds, on each business day, the entire balance in the Account to the following account:

ABA Number:
Credit Suisse

Account Name:
Concentration Account
Account Number:
Reference:
Attn:

or to such other account as the First Lien Collateral Agent may from time to time designate in writing (the “First Lien Collateral Agent Concentration Account”).

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(e) From and after the delivery to you of a Notice of Termination of First Lien Pledge and Security Agreement by the First Lien Collateral Agent and a Blockage Notice by the Second Lien Collateral Agent, if requested by the Second Lien Collateral Agent, you shall transfer (by wire transfer or other method of transfer mutually acceptable to you and the Second Lien Collateral Agent) to the Second Lien Collateral Agent, in same day funds, on each business day, the entire balance in the Account to such account as the Second Lien Collateral Agent may from time to time designate in writing.

(f) All customary service charges and fees with respect to the Account shall be debited to the Account. In the event insufficient funds remain in the Account to cover such customary service charges and fees, the Company shall pay and indemnify you for the amounts of such customary service charges and fees.

(g) You shall furnish to each Agent a monthly statement of the Account, to the address for such Agent set forth on the signature page hereto, or such other address as such Agent may from time to time designate in writing.

This letter agreement shall be binding upon and shall inure to the benefit of you, the Company, the First Lien Collateral Agent, the Secured Parties referred to in the First Lien Pledge and Security Agreement, the Second Lien Collateral Agent, the Secured Parties referred to in the Second Lien Pledge and Security Agreement and the respective successors, transferees and assigns of any of the foregoing. You may terminate the letter agreement only upon 30 days’ prior written notice to the Company, the First Lien Collateral Agent and the Second Lien Collateral Agent. Upon such termination you shall close the Account and transfer all funds in the Account to the First Lien Collateral Agent Concentration Account or as otherwise directed by the First Lien Collateral Agent (or, after you have received a Notice of Termination of First Lien Pledge and Security Agreement from the First Lien Collateral Agent, as directed by the Second Lien Collateral Agent). After such termination, you shall nonetheless remain obligated promptly to transfer to the First Lien Collateral Agent Concentration Account or as the First Lien Collateral Agent may otherwise direct (or, after you have received a Notice of Termination of First Lien Pledge and Security Agreement from the First Lien Collateral Agent, as the Second Lien Collateral Agent may direct) all funds and other property received in respect of the Account. Each Agent may terminate this letter agreement with respect to such Agent upon 10 days’ prior written notice to you and the Company.

This letter agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this letter agreement by telecopier shall be effective as delivery of a manually executed counterpart of this letter agreement.

This letter agreement supersedes all prior agreements, oral or written, with respect to the subject matter hereof and may not be amended, modified or supplemented except by a writing signed by each Agent, the Company and you. You have not, and, without the prior consent of each Agent and the Company, you shall not, agree with any third part to comply with instructions or other directions concerning the Account or the disposition of funds in the Account originated by such third party.

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The Company hereby agrees to indemnify and hold you, your directors, officers, agents and employees harmless against all claims, causes of action, liabilities, lawsuits, demands and damages, including, without limitation, all court costs and reasonable attorney fees, in each case in any way related to or arising out of or in connection with this letter agreement or any action taken or not taken pursuant hereto, except to the extent caused by your gross negligence or willful misconduct.

Notwithstanding anything herein to the contrary, as between the First Lien Collateral Agent and the Second Lien Collateral Agent, the lien and security interest granted to the Second Lien Collateral Agent in the Collateral and the exercise of any right or remedy by the Second Lien Collateral Agent hereunder shall be subject to the Intercreditor Agreement (as defined in the Pledge and Security Agreements). In the event of any conflict between the terms of the Intercreditor Agreement and this letter agreement with respect to the Collateral, the terms of the Intercreditor Agreement shall govern and control.

This letter agreement shall be governed by, and construed in accordance with, the law of the State of Delaware.

[SIGNATURE PAGE FOLLOWS]

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Upon acceptance of this letter agreement it shall be the valid and binding obligation of the Company, the Collateral Agent, and you, in accordance with its terms.

Very truly yours, KNOLOGY, INC.

By:
Name:
Title:

CREDIT SUISSE, acting through one or more of its branches, as First Lien Collateral Agent

By:
Name:
Title:

Address:

CREDIT SUISSE, acting through one or more of its branches, as Second Lien Collateral Agent

By:
Name:
Title:

Address:

ACKNOWLEDGED AND AGREED as of the date first above written:

[FINANCIAL INSTITUTION]

By:
Name:
Title:

[SIGNATURE PAGE TO DEPOSIT ACCOUNT CONTROL ACCOUNT AGREEMENT]

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EXHIBIT A

TO

DEPOSIT ACCOUNT CONTROL AGREEMENT

Form of Collateral Agent Blockage Notice

[Financial Institution]

[Address]

Re:	Account No. (the “Account”)

Ladies and Gentlemen:

Reference is made to the Account and that certain Deposit Account Control Agreement dated                          , 20     among you, Credit Suisse acting through one or more of its branches (“CSFB”), as First Lien Collateral Agent and Second Lien Collateral Agent (as such terms are defined in the Deposit Account Control Agreement), and Knology, Inc. (the “Deposit Account Control Agreement”). Capitalized terms used herein shall have the meanings given to them in the Deposit Account Control Agreement.

The [First Lien Collateral Agent][Second Lien Collateral Agent] hereby notifies you that, from and after the date of this notice, you are hereby directed to transfer (by wire transfer or other method of transfer mutually acceptable to you and the [First Lien Collateral Agent][Second Lien Collateral Agent]) to the [First Lien Collateral Agent][Second Lien Collateral Agent], in same day funds, on each business day, the entire balance in the Account to [the First Lien Collateral Agent Concentration Account specified in clause (d) of the Deposit Account Control Agreement or to such other account as the First Lien Collateral Agent may from time to time designate in writing] [such other account as the Second Lien Collateral Agent may from time to time designate in writing].

Very truly yours,

CREDIT SUISSE, CAYMAN ISLANDS BRANCH, acting through one or more of its branches,
[as First Lien Collateral Agent]
[as Second Lien Collateral Agent]

By:
Name:
Title:

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EXHIBIT B

TO

DEPOSIT ACCOUNT CONTROL AGREEMENT

Form of Notice of Termination of Second Lien Pledge and Security Agreement

[Name of Financial Institution]

[Address]

Re:	Account No. (the “Account”)

Ladies and Gentlemen:

Reference is made to the Account and that certain Deposit Account Control Agreement dated                          , 20     among you, Credit Suisse acting through one or more of its branches (“CSFB”), as First Lien Collateral Agent and Second Lien Collateral Agent (as such terms are defined in the Deposit Account Control Agreement), and Knology, Inc. (the “Deposit Account Control Agreement”). Capitalized terms used herein shall have the meanings given to them in the Deposit Account Control Agreement.

The First Lien Collateral Agent hereby notifies you that the First Lien Pledge and Security Agreement has been terminated.

Very truly yours,

CREDIT SUISSE,
acting through one or more of its branches,
as First Lien Collateral Agent

By:
Name:
Title:

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ANNEX 2

TO

SECOND LIEN PLEDGE AND SECURITY AGREEMENT

FORM OF SECURITIES ACCOUNT CONTROL AGREEMENT

[Name and Address

of Approved Securities

Intermediary]

                         , 20

Ladies and Gentlemen:

The undersigned                              (the “Pledgor”) together with certain of its affiliates are party to (i) a Pledge and Security Agreement, dated as of June     , 2005 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “First Lien Pledge and Security Agreement”), among the Company, certain of its subsidiaries and/or affiliates party thereto and Credit Suisse acting through one or more of its branches (“CSFB”), as agent for the Secured Parties referred to therein (in such capacity the “First Lien Collateral Agent”), and (ii) a Pledge and Security Agreement, dated as of June     , 2005 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Second Lien Pledge and Security Agreement” and, together with the First Lien Pledge and Security Agreement, the “Pledge and Security Agreements”), among the Company, certain of its subsidiaries and/or affiliates party thereto and CSFB, as agent for the Secured Parties referred to therein (in such capacity the “Second Lien Collateral Agent”) pursuant to which a security interest is granted by the Pledgor in all present and future Assets (hereinafter defined) in Account No.                      of the Pledgor (the “Pledge”).

In connection therewith, the Pledgor hereby instructs you (the “Approved Securities Intermediary”) to do all of the following:

1.	maintain the Account, as “Knology, Inc.—CSFB, Control Account” (or, after the Approved Securities Intermediary has received a Notice of Termination of First Lien Pledge and Security Agreement substantially in the form of Exhibit B hereto (a “Notice of Termination of First Lien Pledge and Security Agreement”) from the First Lien Collateral Agent, such other title as the Second Lien Collateral Agent may from time to time designate in writing);

2.	hold in the Account the assets, including, without limitation, all financial assets, securities, security entitlements and all other property and rights now or hereafter received in such Account (collectively the “Assets”), including, without limitation, those assets listed on Schedule A (List of Assets) attached hereto and made a part hereof;

3.	provide to each Agent, with a duplicate copy to the Pledgor, a monthly statement of Assets and a confirmation statement of each transaction effected in the Account after such transaction is effected; and

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4.	honor only the instructions or entitlement orders (within the meaning of Section 8-102 of the UCC (as defined below) (the “Entitlement Orders”) in regard to or in connection with the Account given by the First Lien Collateral Agent (or, after the Approved Securities Intermediary has received a Notice of Termination of First Lien Pledge and Security Agreement from the First Lien Collateral Agent, the Second Lien Collateral Agent), except as provided in the following sentence. Until such time as the First Lien Collateral Agent (or, after the Approved Securities Intermediary has received a Notice of Termination of First Lien Pledge and Security Agreement from the First Lien Collateral Agent, the Second Lien Collateral Agent) gives a written notice in the form of Exhibit A hereto (a “Notice of Control”) to the Approved Securities Intermediary that the Pledgor’s rights under this sentence have been terminated (on which notice the Approved Securities Intermediary may rely exclusively), the Pledgor may (a) exercise any voting right that it may have with respect to any Asset, (b) give Entitlement Orders and otherwise give instructions to enter into purchase or sale transactions in the Account and (c) withdraw and receive for its own use all regularly scheduled interest and dividends paid with respect to the Assets and all cash proceeds of any sale of Assets (“Permitted Withdrawals”); provided, however, that, unless the First Lien Collateral Agent (or, after the Approved Securities Intermediary has received a Notice of Termination of First Lien Pledge and Security Agreement from the First Lien Collateral Agent, the Second Lien Collateral Agent) has consented to the specific transaction, the Pledgor shall not instruct the Approved Securities Intermediary to deliver and, except as may be required by law or by court order, the Approved Securities Intermediary shall not deliver, cash, securities, or proceeds from the sale of, or distributions on, such securities out of the Account to the Pledgor or to any other person or entity other than Permitted Withdrawals.

By its signature below, the Approved Securities Intermediary agrees to comply with the Entitlement Orders and instructions of the First Lien Collateral Agent (or, after the Approved Securities Intermediary has received a Notice of Termination of First Lien Pledge and Security Agreement from the First Lien Collateral Agent, the Second Lien Collateral Agent) (including, without limitation, any instruction with respect to sales, trades, transfers and withdrawals of cash or other of the Assets) without the further consent of the Pledgor or any other person (it being understood and agreed by the Pledgor that the Approved Securities Intermediary shall have no duty or obligation whatsoever to have knowledge of the terms of either Security Agreement or to determine whether or not an event of default exists thereunder). The Pledgor hereby agrees to indemnify and hold harmless the Approved Securities Intermediary, its affiliates, officers and employees from and against all claims, causes of action, liabilities, lawsuits, demands and damages, including, without limitation, all court costs and reasonable attorney’s fees, that may result by reason of the Approved Securities Intermediary complying with such instructions of any Agent.

The First Lien Collateral Agent (or, after the Approved Securities Intermediary has received a Notice of Termination of First Lien Pledge and Security Agreement from the First Lien Collateral Agent, the Second Lien Collateral Agent) shall confirm oral instructions hereunder in writing to the Approved Securities Intermediary within five days after such oral instructions are given.

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Except with respect to the obligations and duties as set forth herein, this letter agreement shall not impose or create any obligation or duty upon the Approved Securities Intermediary greater than or in addition to the customary and usual obligations and duties of the Approved Securities Intermediary to the Pledgor.

As long as the Assets are pledged to each Agent, (i) the Approved Securities Intermediary shall not invade the Assets to cover margin debits or calls in any other account of the Pledgor and (ii) the Approved Securities Intermediary agrees that, except for liens resulting from customary commissions, fees, or charges based upon transactions in the Account, it subordinates in favor of each Agent any security interest, lien or right of setoff the Approved Securities Intermediary may have. The Approved Securities Intermediary acknowledges that it has not received notice of any other security interest in the Account or the Assets. In the event any such notice is received, the Approved Securities Intermediary shall promptly notify each Agent. The Pledgor represents that the Assets are free and clear of any lien or encumbrance other than the liens created pursuant to each Security Agreement and agrees that no other lien or encumbrance shall be placed by it on the Assets without the express written consent of each Agent and the Approved Securities Intermediary.

This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and it and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, and the law of the Approved Securities Intermediary’s jurisdiction for the purposes of Section 8-110 of the Uniform Commercial Code in effect in the State of Delaware (the “UCC”) shall be, the law of the State of Delaware.

The Approved Securities Intermediary shall treat all property at any time held by the Approved Securities Intermediary in the Account as Financial Assets within the meaning of the UCC. The Approved Securities Intermediary acknowledges that this letter agreement constitutes written notification to the Approved Securities Intermediary, pursuant to the UCC and any applicable federal regulations for the Federal Reserve Book Entry System, of each Agent’s security interest in the Assets. The Pledgor, each Agent and the Approved Securities Intermediary are entering into this letter agreement to provide for the First Lien Collateral Agent’s and the Second Lien Collateral Agent’s control of the Assets and to confirm the priority of each Agent’s security interest in the Assets.

If any term or provision of this letter agreement is determined to be invalid or unenforceable, the remainder of this letter agreement shall be construed in all respects as if the invalid or unenforceable term or provision were omitted. This Agreement may not be altered or amended in any manner without the express written consent of the Pledgor, each Agent and the Approved Securities Intermediary. This Agreement may be executed in any number of counterparts, all of which shall constitute one original agreement.

The Pledgor hereby agrees to indemnify and hold you, your directors, officers, agents and employees harmless against all claims, causes of action, liabilities, lawsuits, demands and damages, including, without limitation, all court costs and reasonable attorney fees, in each case in any way related to or arising out of or in connection with this letter agreement or any action taken or not taken pursuant hereto, except to the extent caused by your gross negligence or willful misconduct.

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This Agreement may be terminated by the Approved Securities Intermediary upon 30 day’s prior written notice to the Pledgor and each Agent. Upon such termination, the Approved Securities Intermediary shall be under no further obligation except to hold the Assets in accordance with the terms of this letter agreement, pending receipt of written instructions from the First Lien Collateral Agent (or, after the Approved Securities Intermediary has received a Notice of Termination of First Lien Pledge and Security Agreement from the First Lien Collateral Agent, the Second Lien Collateral Agent) regarding the further disposition of the Assets. Each Agent may terminate this letter agreement with respect to such Agent upon 10 days’ prior written notice to you and the Pledgor.

The Pledgor acknowledges that this letter agreement supplements any existing agreement of the Pledgor with the Approved Securities Intermediary and, except as expressly provided herein, is in no way intended to abridge any right that the Approved Securities Intermediary might otherwise have.

Notwithstanding anything herein to the contrary, as between the First Lien Collateral Agent and the Second Lien Collateral Agent, the lien and security interest granted to the Second Lien Collateral Agent in the Assets and the exercise of any right or remedy by the Second Lien Collateral Agent hereunder shall be subject to the Intercreditor Agreement (as defined in the Second Lien Pledge and Security Agreement). In the event of any conflict between the terms of the Intercreditor Agreement and this letter agreement with respect to the Assets, the terms of the Intercreditor Agreement shall govern and control.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the Pledgor and each Agent have caused this Agreement to be executed by their duly authorized officers all as of the date first above written.

[NAME OF PLEDGOR]

By:
Name:
Title:

CREDIT SUISSE, acting through one or more of its branches,
as First Lien Collateral Agent

By:
Name:
Title:
Address:

CREDIT SUISSE, acting through one or more of its branches,
as Second Lien Collateral Agent

By:
Name:
Title:
Address:

ACCEPTED AND AGREED as of the date first above written:
[APPROVED FINANCIAL INTERMEDIARY]

By:
Name:
Title:

[SIGNATURE PAGE TO SECURITIES ACCOUNT CONTROL AGREEMENT]

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SCHEDULE A

TO

SECOND LIEN SECURITIES ACCOUNT CONTROL AGREEMENT

PLEDGED COLLATERAL ACCOUNT NUMBER:

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EXHIBIT A

TO

SECOND LIEN SECURITIES ACCOUNT CONTROL AGREEMENT

Form of Collateral Agent Notice of Control

[Securities Intermediary]

[Address]

Re:	Account No. (the “Account”)

Ladies and Gentlemen:

Reference is made to the Account and that certain Securities Account Control Agreement dated                          , 20     among you, Credit Suisse (“CSFB”), acting through one or more of its branches, as Collateral Agent (the “First Lien Collateral Agent”), CSFB, acting through one or more of its branches, as Collateral Agent (the “Second Lien Collateral Agent”), and [                      (the “Pledgor”)] (such agreement, the “Securities Account Control Agreement”). Capitalized terms used herein shall have the meanings given to them in the Securities Account Control Agreement.

The [First Lien Collateral Agent][Second Lien Collateral Agent] hereby notifies you that, from and after the date of this notice, the Pledgor’s rights to give Entitlement Orders with respect to the Account and the other rights afforded to the Pledgor under paragraph 4 of the Securities Account Control Agreement are terminated. From and after the delivery of this notice to you, you shall honor only the Entitlement Orders in regard to or in connection with the Account and/or the financial assets contained therein given by the [First Lien Collateral Agent][Second Lien Collateral Agent].

Very truly yours,

CREDIT SUISSE, acting through one or more of its branches,
[as First Lien Collateral Agent]
[as Second Lien Collateral Agent]

By:
Name:
Title:

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EXHIBIT B

TO

SECOND LIEN SECURITIES ACCOUNT CONTROL AGREEMENT

Form of Notice of Termination of Second Lien Pledge and Security Agreement

[Name of Approved Securities Intermediary]

[Address]

Re:	Account No. (the “Account”)

Ladies and Gentlemen:

Reference is made to the Account and that certain Securities Account Control Agreement dated                          , 20     (the “Securities Account Control Agreement”) among you, Credit Suisse acting through one or more of its branches (“CSFB”), as First Lien Collateral Agent and Second Lien Collateral Agent (as such terms are defined in the Deposit Account Control Agreement), and Knology, Inc. (the “Securities Account Control Agreement”). Capitalized terms used herein shall have the meanings given to them in the Securities Account Control Agreement

The Second Lien Collateral Agent hereby notifies you that the Second Lien Security Agreement has been terminated.

Very truly yours,

CREDIT SUISSE, acting through one or more of its branches,
as Second Lien Collateral Agent

By:
Name:
Title:

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ANNEX 3

TO

SECOND LIEN PLEDGE AND SECURITY AGREEMENT

FORM OF PLEDGE AMENDMENT

This PLEDGE AMENDMENT, dated as of                          , 20    , is delivered pursuant to Section 4.4(a)(Pledged Collateral) of the Second Lien Pledge and Security Agreement, dated as of June     , 2005, by Knology, Inc. (the “Borrower”), the [undersigned Grantor and the other] Subsidiaries of the Borrower from time to time party thereto as Grantors in favor of Credit Suisse (“CSFB”), acting through one or more of its branches, as agent for the Secured Parties referred to therein (the “Pledge and Security Agreement”) and the undersigned hereby agrees that this Pledge Amendment may be attached to the Pledge and Security Agreement and that the Pledged Collateral listed on this Pledge Amendment shall be and become part of the Collateral referred to in the Pledge and Security Agreement and shall secure all Secured Obligations of the undersigned. Capitalized terms used herein but not defined herein are used herein with the meaning given them in the Pledge and Security Agreement.

[GRANTOR]

By:
Name:
Title:

Pledged Stock

ISSUER	CLASS	CERTIFICATE NO(S).	PAR VALUE	NUMBER OF SHARES, UNITS OR INTERESTS

Pledged Debt Instruments

ISSUER	DESCRIPTION OF DEBT	CERTIFICATE NO(S).	FINAL MATURITY	PRINCIPAL AMOUNT

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ACKNOWLEDGED AND AGREED as of the date first above written:
CREDIT SUISSE, acting through one or more of its branches, as Collateral Agent

By:
Name:
Title:

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ANNEX 4

TO

SECOND LIEN PLEDGE AND SECURITY AGREEMENT

FORM OF JOINDER AGREEMENT

This JOINDER AGREEMENT, dated as of                          , 20    , is delivered pursuant to Section 7.10 (Additional Grantors) of the Second Lien Pledge and Security Agreement, dated as of June     , 2005, by Knology, Inc. (the “Borrower”) and the Subsidiaries of the Borrower listed on the signature pages thereof in favor of the Credit Suisse (“CSFB”), acting through one or more of its branches, as agent for the Secured Parties referred to therein (the “Pledge and Security Agreement”). Capitalized terms used herein but not defined herein are used with the meanings given them in the Pledge and Security Agreement.

By executing and delivering this Joinder Agreement, the undersigned, as provided in Section 7.10 (Additional Grantors) of the Pledge and Security Agreement, hereby becomes a party to the Pledge and Security Agreement as a Grantor thereunder with the same force and effect as if originally named as a Grantor therein and, without limiting the generality of the foregoing, hereby grants to the Collateral Agent, as collateral security for the full, prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of the Secured Obligations of the undersigned, hereby collaterally assigns, mortgages, pledges and hypothecates to the Collateral Agent and grants to the Collateral Agent a Lien on and security interest in, all of its right, title and interest in, to and under the Collateral of the undersigned and expressly assumes all obligations and liabilities of a Grantor thereunder.

The information set forth in Annex 1-A is hereby added to the information set forth in Schedules 1 through 6 to the Pledge and Security Agreement. [By acknowledging and agreeing to this Joinder Agreement, the undersigned hereby agree that this Joinder Agreement may be attached to the Pledge and Security Agreement and that the Pledged Collateral listed on Annex 1-A to this Pledge Amendment shall be and become part of the Collateral referred to in the Pledge and Security Agreement and shall secure all Secured Obligations of the undersigned.]1

The undersigned hereby represents and warrants that each of the representations and warranties contained in Article III (Representations and Warranties) of the Pledge and Security Agreement applicable to it is true and correct on and as the date hereof as if made on and as of such date.

IN WITNESS WHEREOF, the undersigned has caused this Joinder Agreement to be duly executed and delivered as of the date first above written.

[ADDITIONAL GRANTOR]

By:
Name:
Title:

[1]	Insert to pledge Stock of the new Subsidiary without doing a Pledge Amendment.

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ACKNOWLEDGED AND AGREED as of the date first above written:
[EACH GRANTOR PLEDGING
ADDITIONAL COLLATERAL]

By:
Name:
Title:

CREDIT SUISSE, acting through one or more of its branches, as Collateral Agent

By:
Name:
Title:

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ANNEX 5

TO

SECOND LIEN PLEDGE AND SECURITY AGREEMENT

FORM OF SHORT FORM INTELLECTUAL PROPERTY SECURITY AGREEMENT

TRADEMARK SECURITY AGREEMENT, dated as of                          , 20    , by each of the entities listed on the signature pages hereof [or that becomes a party hereto pursuant to Section 7.1 (Additional Grantors) of the Security Agreement referred to below] (each a “Grantor” and, collectively, the “Grantors”), in favor of Credit Suisse (“CSFB”), acting through one or more of its branches, as agent for the Secured Parties (as defined in the Credit Agreement referred to below) (in such capacity, the “Collateral Agent”).

W I T N E S S E T H:

WHEREAS, pursuant to the Second Lien Credit Agreement, dated as of June     , 20     (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Knology, Inc. (the “Borrower”), the Lenders party thereto and CSFB, acting through one or more of its branches, as Administrative Agent and Collateral Agent for the Lenders, the Lenders have severally agreed to make extensions of credit to the Borrower upon the terms and subject to the conditions set forth therein;

WHEREAS, the Grantors other than the Borrower are party to the Second Lien Guaranty pursuant to which they have guaranteed the Obligations; and

WHEREAS, all the Grantors are party to a Second Lien Pledge and Security Agreement of even date herewith in favor of the Collateral Agent (the “Security Agreement”) pursuant to which the Grantors are required to execute and deliver this Trademark Security Agreement;

NOW, THEREFORE, in consideration of the premises and to induce the Lenders and the Collateral Agent to enter into the Credit Agreement and to induce the Lenders to make their respective extensions of credit to the Borrower thereunder, each Grantor hereby agrees with the Collateral Agent as follows:

Section 1. Defined Terms

Unless otherwise defined herein, terms defined in the Credit Agreement or in the Security Agreement and used herein have the meaning given to them in the Credit Agreement or the Security Agreement.

Section 2. Grant of Security Interest in Trademark Collateral

Each Grantor, as collateral security for the full, prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of the Secured Obligations of such Grantor, hereby mortgages, pledges and hypothecates to the Collateral Agent for the benefit of the Secured Parties, and grants to the Collateral Agent for the benefit of the Secured Parties a lien on and security interest in, all of its right, title and interest in, to and under the following Collateral of such Grantor (the “Trademark Collateral”):

(a) all of its Trademarks and Trademark Licenses to which it is a party, including, without limitation, those referred to on Schedule I hereto;

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(b) all goodwill of the business connected with the use of, and symbolized by, each Trademark; and

(c) all Proceeds of the foregoing, including, without limitation, any claim by Grantor against third parties for past, present, future (i) infringement or dilution of any Trademark or Trademark licensed under any Trademark License or (ii) injury to the goodwill associated with any Trademark or any Trademark licensed under any Trademark License.

Section 3. Security Agreement

The security interest granted pursuant to this Trademark Security Agreement is granted in conjunction with the security interest granted to the Collateral Agent pursuant to the Security Agreement and each Grantor hereby acknowledges and affirms that the rights and remedies of the Collateral Agent with respect to the security interest in the Trademark Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, each Grantor has caused this Trademark Security Agreement to be executed and delivered by its duly authorized offer as of the date first set forth above.

Very truly yours,

[ ], as Grantor

By:
Name:
Title:

ACCEPTED AND AGREED

as of the date first above written:

CREDIT SUISSE, acting through one or more of its branches, as Collateral Agent

By:
Name:
Title:

[SIGNATURE PAGE TO [COPYRIGHT] [PATENT] [TRADEMARK] SECURITY AGREEMENT]

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SCHEDULE I

TO

TRADEMARK SECURITY AGREEMENT

Trademark Registrations

INCLUDE ONLY U.S. REGISTERED INTELLECTUAL PROPERTY

A.	REGISTERED TRADEMARKS

B.	TRADEMARK APPLICATIONS

C.	TRADEMARK LICENSES

[Include complete legal description of agreement (name of agreement, parties and date)]

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